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                      THE AMERICAN LIFE INSURANCE                       Flexible Premium Deferred Annuity Policy
                          COMPANY OF NEW YORK                                           APPLICATION
          435 HUDSON STREET, SECOND FLOOR, NEW YORK, NY
                                 10014
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                             ANNUITANT'S NAME     First                     Initial                       Last


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DATE OF BIRTH       __MALE         INITIAL CONTRIBUTION
    /  /
                    __FEMALE
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OWNER

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NAME                                                                                        OWNER'S SOCIAL SECURITY # OR TAX ID

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ADDRESS             Street & Number                             City                       State          Zip Code


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REPLACEMENT
Is the policy requested by this application intended to replace or change any insurance or annuities now in force?
___Yes ___No If the answer is "Yes", please provide the following for the policy being replaced or changed.

Company ___________________________________   Policy Number ________________________________      Amount $_________________________

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                           ALLOCATION OF CONTRIBUTIONS

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SHORT-TERM INTEREST
ACCUMULATION ACCOUNT    %           [FUND]        %       [FUND]          %         [FUND]            %       [FUND]          %
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                                    [FUND]        %       [FUND]          %         [FUND]            %       [FUND]          %

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                            BENEFICIARY DESIGNATIONS


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Beneficiary Type:   __ Primary                                         Beneficiary Type:   __ Primary        __ Secondary

Relationship:       __ Spouse          __Child       __ Parent         Relationship:       __ Spouse         __ Child      __Parent

          __Estate            __Other                                            __ Estate          __Other
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FULL NAME           First              Initial       Last              FULL NAME           First             Initial      Last


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DATE OF BIRTH (Optional)         Social Security # (Optional           DATE OF BIRTH (Optional)         Social Security # (Optional)
        /   /                                                                  /   /
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ADDRESS             Street                                             ADDRESS            Street


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City                             State               Zip Code          City                                  State        Zip Code


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BENEFIT PERCENT                  %                                     BENEFIT PERCENT                       %

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                             STATEMENT AND SIGNATURE

I acknowledge that: (a) I have received a copy of the current Prospectus; (b) I have read the Prospectus and understand its terms; and (c) I am familiar with the objectives of the Investment Funds. I understand that any election or authorization made under made under my FPA Policy as part of this application is subject to the conditions and limitations set forth in the Prospectus.

I UNDERSTAND THAT: (A) ANY AMOUNTS PLACED IN THE SHORT-TERM INTEREST ACCUMULATION ACCOUNT WILL EARN INTERST AT THE RATES DETERMINED BY AMERICAN LIFE; AND (B) ANY AMOUNTS PLACED IN THE INVESTMENT FUNDS ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS AND MAY INCREASE OR DECREASE IN VALUE BASED UPON THE FUNDS; INVESTMENT RESULTS.

All statements in this application are true and complete to the best of my knowledge and belief. I agree that this application will become a part of any policy issued based upon this application.

I have determined that the Flexible Premium Deferred Annuity applied for above is suitable to: (a) my investment objectives; and (b) my financial situation.

An initial payment of $_________ is submitted with this application. I understand that this premium will be refunded by American Life if a policy based upon this application is not issued.


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Signature of Owner                                     Date



6576-AX                                                                     5/01